================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: April 5, 2004
                        (Date of earliest event reported)



                               GMX RESOURCES INC.
             (Exact name of registrant as specified in its charter)


                         (Commission File No. 000-32325)




           OKLAHOMA                                     73-1534474
 (State or other jurisdiction               (I.R.S. Employer Identification No.)
       of incorporation)


           ONE BENHAM PLACE
     9400 NORTH BROADWAY, SUITE 600
        OKLAHOMA CITY, OKLAHOMA                           73114
(Address of principal executive offices)                (Zip Code)


         Registrant's telephone number, including area code: (405) 600-0711

================================================================================

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On April 5, 2004, GMX RESOURCES, INC. (the "Company") entered into and closed a Common Stock Investment Agreement with a private investor (the "Investor"), pursuant to which the Company issued 200,000 shares (the "Shares") of its Common Stock, par value $0.001 per share, to the Investor in exchange for $1,000,000 in cash. The Shares have not been registered under the Securities Act of 1933 or any applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The Company intends to use the proceeds from the sale of the Shares for general corporate purposes. The Company will also pay a commission out of such proceeds to a registered broker-dealer which acted as a placement agent.

     The Company has agreed to register the Shares under the Securities Act of 1933 on Form S-3 as soon as practicable following their issuance, provided the Company is eligible to file Form S-3, to permit the sale of the Shares from time to time in non-underwritten transactions. The Company has agreed to use its best efforts to cause such registration statement to become effective as soon as practicable and to maintain the effectiveness of such registration statement for at least one year.

     A copy of the press release announcing the completion of the private placement is filed as an Exhibit to this report pursuant to Rule 135c under the Securities Act of 1933. The foregoing statements are qualified in their entirety by the provisions of the Common Stock Investment Agreement and the Registration Agreement, each of which is filed as an exhibit to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            The following exhibits are included with this report:

EXHIBIT NO.     DESCRIPTION
-----------     -----------

10.1 Common Stock Investment Agreement dated April 5, 2004, by and between GMX Resources Inc. and the Investor

10.2 Registration Agreement dated April 5, 2004, by and between GMX Resources Inc. and the Investor

99.1            Company Press Release dated April 7, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     In the press release announcing the closing of the private placement of the Shares, the Company also disclosed its expected results of operations for the fiscal year ended December 31, 2004. A copy of this press release is included as an Exhibit to this Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    GMX RESOURCES INC.


Date: April 7, 2004                 By:  /s/ Ken L. Kenworthy, Sr.
      ----------------                   ---------------------------
                                         Ken L. Kenworthy, Sr., Chief
                                          Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT NO.      DESCRIPTION
-----------      -----------

10.1 Common Stock Investment Agreement dated April 5, 2004, by and between GMX Resources Inc. and the Investor

10.2 Registration Agreement dated April 5, 2004, by and between GMX Resources Inc. and the Investor

99.1             Company Press Release dated April 7, 2004